SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 20, 2002

                             Horizon Financial Corp.
              ------------------------------------------------------
              (Exact name of registrant as specified in its charter)

Washington                           0-27062                    91-1695422
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State or other jurisdiction         Commission              (I.R.S. Employer
of incorporation                   File Number             Identification No.)

1500 Cornwall Avenue, Bellingham, Washington                       98225
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number (including area code)  (360) 733-3050


                                Not Applicable
------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     Horizon Financial Corp., the parent company of Horizon Bank, announced on June 20, 2002, that Steve Hoekstra, had been named Executive Vice President and Commercial Loan Officer of Horizon Bank. Mr. Hoekstra has 25 years of experience in the local commercial banking industry. Most recently, he led the Bellingham commercial and retail team for Frontier Bank. Prior to that, Mr. Hoekstra was employed for 22 years by SeaFirst/Bank of America, where his titles included Commercial Credit Administrator, Sales Team Leader, Equipment Financing and Leasing Specialist and Dealer Banking.

     Additional information regarding Mr. Hoekstra is contained in the press release issued by Horizon Financial Corp. on June 20, 2002, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     Exhibit

     99    Press Release dated June 20, 2002.

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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    HORIZON FINANCIAL CORP.


                                         /s/V. Lawrence Evans
DATE: June 25, 2002                 By:  -------------------------------------
                                         V. Lawrence Evans
                                         President and Chief Executive Officer

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                                Exhibit 99

                     Press Release Dated June 20, 2002

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   [Logo-Horizon Financial]        CONTACT: Horizon Bank
                                            V. Lawrence Evans, Chairman & CEO
                                            Dennis Joines, President & COO
                                            Rich Jacobson, Executive VP & CFO
                                            360.733.3050

                                            NEWS RELEASE
==============================================================================

            HORIZON FINANCIAL STRENGTHENS COMMERCIAL LENDING PRESENCE
            ---------------------------------------------------------

BELLINGHAM, Washington, June 20, 2002 -- Horizon Financial Corp. (Nasdaq:
HRZB), the holding company for Horizon Bank, today announced that Steve Hoekstra has joined the company and been named Executive Vice President and Commercial Loan Manager. Hoekstra will be responsible for leading and administering Horizon's commercial and industrial lending business.

"Steve is a seasoned banker who knows the Pacific Northwest. We expect him to be a vital part of our commercial lending business," said V. Lawrence Evans, Chairman and CEO. "Steve's expertise in commercial lending in our home market will be help us further strengthen that increasingly important part of our operation."

Last month, Horizon named Dennis Joines, another commercial banker with extensive experience in the Pacific Northwest, President and COO of its Horizon Bank subsidiary.

Hoekstra joins Horizon with 25 years of experience in the local commercial banking industry. Most recently, he led the Bellingham commercial and retail team for Frontier Bank. Prior to Frontier, Hoekstra spent 22 years at SeaFirst/Bank of America, where his titles included Commercial Credit Administrator, Sales Team Leader, Equipment Financing and Leasing Specialist and Dealer Banking.

Horizon Financial Corp. is a $772 million, state-chartered bank holding company headquartered in Bellingham, Washington. The corporation's primary subsidiary, Horizon Bank, operates 15 full-service offices throughout Whatcom, Skagit and Snohomish Counties.

                            * * * * *

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